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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 30, 2015 relating to the consolidated financial statements of BioPharmX Corporation, which appears in such Registration Statement. We also consent to the reference of our firm under the heading "Experts" in such Registration Statement.

/s/ Burr Pilger Mayer, Inc.

San Jose, California
April 9, 2015

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM